File Number: 33-84546
                                               Filed Pursuant to Rule 497(e) of
                                                     The Securities Act of 1933




                                                                    May 15, 2006


              Supplement to the Prospectuses dated May 1, 2006 for
                     Pioneer Small Company VCT Portfolio and
                    Pioneer Small Cap Value II VCT Portfolio


A proposal to reorganize each of Pioneer Small Company VCT Portfolio and Pioneer Small Value II VCT Portfolio (each, a "Portfolio") into Pioneer Small Cap Value VCT Portfolio, another portfolio managed by Pioneer Investment Management, Inc., is being submitted for approval by shareholders of each Portfolio at a joint meeting anticipated to be held on May 23, 2006. If approved by shareholders, each reorganization is expected to be effective on or as soon as possible after May 24, 2006. There can be no assurance that either reorganization will be approved or, if approved, completed. Each Portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of shareholders of each Portfolio. Each proposed reorganization is expected to be a tax-free transaction, which means that neither Portfolio will recognize any gain or loss, and the shareholders of each Portfolio will not recognize any gain or loss on their receipt of Pioneer Small Cap Value VCT Portfolio's shares, as a direct result of each reorganization.

Pending shareholder approval, the Portfolios will no longer accept new purchases, including exchanges, as of the close of business on May 22, 2006.


                                                                   19517-00-0506
                                         (C)2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds